Exhibit 10.2
Silicon Valley Bank
Amendment to Loan Documents

Borrower(s):	Mobility Electronics, Inc.
Mobility Idaho, Inc. (formerly Portsmith, Inc.)
Mobility California, Inc. (formerly Magma, Inc.)

Address:	17800 N. Perimeter Drive
Scottsdale, Arizona 85255-5449

Date:	As of May 9, 2006
     THIS AMENDMENT TO LOAN DOCUMENTS (this “Amendment”) is entered into between SILICON VALLEY BANK (“Bank”), whose address is 3003 Tasman Drive, Santa Clara, California 95054, and the borrower(s) named above (individually and collectively, and jointly and severally, the “Borrower”), whose address is set forth above.
     Bank and Borrower agree to amend the Loan and Security Agreement between them, dated as of September 27, 2002 (as amended, restated, supplemented, or otherwise modified from time to time, the “Loan Agreement”), as set forth herein, effective as of the date hereof. Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement (as amended by this Amendment).
     1. Limited Waiver. Bank and Borrower hereby agree that any failure of Parent (on a consolidated basis) to maintain the minimum EBITDA required under Section 5(b) of the Schedule to Loan Agreement solely for the quarter ended March 31, 2006 (the “Designated EBITDA Default”) hereby is waived. It is understood, however, that the foregoing waiver of the Designated EBITDA Default does not constitute a waiver of the aforementioned covenant with respect to any other date or time period, or of any other provision or term of the Loan Agreement or any related document, nor an agreement to waive in the future such covenant with respect to any other date or time period or any other provision or term of the Loan Agreement or any related document.
     2. Fees. In consideration for Bank entering into this Amendment, Borrower shall pay Bank a fee of $2,000 concurrently with the execution and delivery of this Amendment, which fee shall be non-refundable and in addition to all interest and other fees payable to Bank under the Loan Documents. Bank is authorized to charge said fees to Borrower’s loan account.

     3. Representations True. Borrower represents and warrants to Bank that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.
     4. General Provisions. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Bank and Borrower, and the other Loan Documents set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as expressly amended herein (or as amended and restated in the Loan Documents as expressly contemplated herein), all of the terms and provisions of the Loan Agreement and all other Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed.
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     5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same document. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. The foregoing shall apply to each other Loan Document mutatis mutandis.

Borrower:		Bank:

MOBILITY ELECTRONICS, INC.		SILICON VALLEY BANK

By	/s/ Joan W. Brubacher	By	/s/ Benjie Polnick
	President or Vice President		Relationship Manager

Borrower:		Borrower:

MOBILITY IDAHO, INC. (formerly Portsmith, Inc.)		MOBILITY CALIFORNIA, INC. (formerly Magma, Inc.)

By	/s/ Joan W. Brubacher	By	/s/ Joan W. Brubacher

	President or Vice President		President or Vice President

CONSENT
     The undersigned acknowledges that the undersigned’s consent to the foregoing Amendment is not required, but the undersigned nevertheless does hereby consent to the foregoing Amendment and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and any termination thereof, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the guaranty, security agreement, or any other Loan Document of the undersigned, all of which are hereby ratified and affirmed.

Mobility Texas, Inc. (formerly Cutting Edge Software, Inc.)		iGo Direct Corporation, a Delaware corporation formerly known as IGOC Acquisition, Inc. and successor-by-merger to iGo Corporation

By	/s/ Joan W. Brubacher	By	/s/ Joan W. Brubacher
	President or Vice President		President or Vice President

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